John Hancock Funds II

Supplement dated May 17, 2013 to the current Prospectuses and the Statement of Additional Information

Natural Resources Fund (the “Fund”)

Andrew P. Pilara, Jr. no longer serves as a portfolio manager of the Fund. Accordingly, all references to Andrew P. Pilara, Jr. as a portfolio manager on the investment management team of the Fund are removed from this Fund’s Prospectuses and Statement of Additional Information for all share classes of the Fund.

The other portfolio managers of the fund, Mackenzie B. Davis, CFA, Kenneth L. Settles, Jr., CFA, Jay Bhutani and John C. O’Toole, CFA continue to manage the Fund.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference.